Exhibit 10.13.2

                 SECOND AMENDMENT TO PERSONAL SERVICES AGREEMENT
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      THIS SECOND AMENDMENT TO PERSONAL SERVICES AGREEMENT, dated as of November
15, 1996, by and between American Biltrite Inc., a Delaware corporation ("ABI") and Congoleum Corporation, a Delaware corporation ("Congoleum");

                              W I T N E S S E T H:

      THAT WHEREAS, ABI and Congoleum are parties to a Personal Services Agreement, dated as of March 11, 1993 (the "Personal Services Agreement"), as amended February 8, 1995, pursuant to which ABI agreed that Roger S. Marcus would serve as the Chief Executive Officer of Congoleum and Richard G. Marcus would serve as the Vice Chairman of Congoleum, subject to certain terms and conditions set forth in the Personal Services Agreement;

      NOW, THEREFORE, in consideration of the agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1. Amendment of Section 3. Clause (b) of Section 3 of the Personal Services Agreement is hereby amended to read in full as follows:

         (b) Incentive Fees. Congoleum shall pay ABI an annual incentive fee as determined by a majority of the disinterested members of the Board of Directors.

      4. Ratification. Each of ABI and Congoleum hereby ratifies and confirms all of the terms and provisions of the Personal Services Agreement, as amended hereby.

      5. Counterparts. This Amendment to Personal Services Agreement may be executed in one or more counterparts, each of which shall be an original but all of which shall collectively constitute a single instrument.

      IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment to Personal Services Agreement as of the date first above written.


                                       AMERICAN BILTRITE INC.

                                       By:________________________________
                                            Name:  Roger S. Marcus
                                            Title: Chief Executive Officer

                                       CONGOLEUM CORPORATION

                                       By:________________________________
                                            Name:  H. N. Feist
                                            Title: Sr. Vice President - Finance